UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2015

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11695 Johns Creek Parkway
Suite 350
Johns Creek, GA 30097-1523
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of the Aon Center building

On October 29, 2015, Piedmont Office Realty Trust, Inc. (the “Registrant”) sold an 83-story office building containing approximately 2.7 million rentable square feet located at 200 E. Randolph Street in downtown in Chicago, Illinois (the “Aon Center building”) for a gross sales price of $712 million ($260 per square foot) exclusive of closing costs to an unaffiliated, third-party buyer, The 601W Companies. As a result of the sale, the Registrant received net sale proceeds of approximately $646.1 million, which may be adjusted should additional information become available in subsequent periods.

Item 9.01.    Financial Statements and Exhibits

(b)     Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of June 30, 2015	F-2
Pro Forma Statements of Income for the six months ended June 30, 2015	F-3
Pro Forma Statements of Income for the year ended December 31, 2014	F-4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.

Date: November 2, 2015	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

Piedmont Office Realty Trust, Inc.

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Piedmont Office Realty, Inc. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2014 and its quarterly report filed on Form 10-Q for the six months ended June 30, 2015.

The following unaudited pro forma balance sheet as of June 30, 2015 has been prepared to give effect to the October 29, 2015 sale of the Aon Center building as if the disposition had occurred on June 30, 2015. The Registrant owned 100% of the Aon Center building.

The following unaudited pro forma statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014 have been prepared to give effect to the sale of the Aon Center Building as if the disposition had occurred on January 1, 2014.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Aon Center building had been consummated as of January 1, 2014. Specifically, the accompanying pro forma statement of operations do not include the Registrant's nonrecurring gain that would have been recognized if the aforementioned property sale had occurred on January 1, 2014.

Piedmont Office Realty Trust, Inc.
PRO FORMA BALANCE SHEET
JUNE 30, 2015
(Unaudited)
(in thousands, except of share and per share amounts)

	Historical(a)		Pro Forma Adjustments		Pro Forma Total
Assets:
Real estate assets, at cost:
Land	$696,713		$(23,966)	(b)	$672,747
Buildings and improvements, less accumulated depreciation	3,154,044		(444,565)	(b)	2,709,479
Intangible lease assets, less accumulated amortization	64,152		—		64,152
Construction in progress	64,804		(1,592)	(b)	63,212
Real estate assets held for sale, net	26,111	(c)	—		26,111
Total real estate assets	4,005,824		(470,123)		3,535,701

Investments in and amounts due from unconsolidated joint ventures	7,714		—		7,714
Cash and cash equivalents	8,997		646,093	(d)	655,090
Tenant receivables, net of allowance for doubtful accounts	25,474		—		25,474
Notes receivable	45,400		—		45,400
Straight-line rent receivables	171,241		(24,609)	(b)	146,632
Restricted cash and escrows	521		—		521
Prepaid expenses and other assets	32,791		(1,708)	(b)	31,083
Goodwill	180,097		—		180,097
Interest rate swaps	8,290		—		8,290
Deferred financing costs, less accumulated amortization	7,491		—		7,491
Deferred lease costs, less accumulated amortization	283,756		(49,629)	(b)	234,127
Other assets held for sale, net	3,706	(c)	—		3,706
Total assets	$4,781,302		$100,024		$4,881,326
Liabilities:
Unsecured debt, net of discount	$1,817,538		$—		$1,817,538
Secured debt, inclusive of premium	502,757		—		502,757
Accounts payable, accrued expenses, and accrued capital expenditures	128,898		—		128,898
Deferred income	26,633		—		26,633
Intangible lease liabilities, less accumulated amortization	41,214		(617)	(b)	40,597
Interest rate swaps	8,411		—		8,411
Total liabilities	2,525,451		(617)		2,524,834
Commitments and Contingencies	—		—		—
Stockholders’ Equity:
Common stock, $.01 par value, 750,000,000 shares authorized; 151,833,222 shares issued and outstanding	1,518		—		1,518
Additional paid-in capital	3,668,378		—		3,668,378
Cumulative distributions in excess of earnings	(1,427,312)		100,641	(e)	(1,326,671)
Other comprehensive income	12,242		—		12,242
Piedmont stockholders’ equity	2,254,826		100,641		2,355,467
Noncontrolling interest	1,025		—		1,025
Total stockholders’ equity	2,255,851		100,641		2,356,492
Total liabilities and stockholders’ equity	$4,781,302		$100,024		$4,881,326

(a)
Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q as of June 30, 2015.

(b)	Amounts represent the necessary adjustments to remove net assets and liabilities associated with the Aon Center building as of June 30, 2015.

(c)	Reflects assets held for sale as of June 30, 2015, namely the Eastpoint I and II buildings and the 3750 Brookside Parkway building.

(d)	Reflects the Registrant's net proceeds resulting from the sale of the Aon Center building.

(e)	Reflects the Registrant's pro forma non-recurring gain on the sale of the Aon Center building.

Piedmont Office Realty Trust, Inc.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2015
(Unaudited)
(in thousands, except of share and per share amounts)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$235,261	$(21,435)	(b)	$213,826
Tenant reimbursements	60,203	(13,858)	(c)	46,345
Property management fee revenue	1,029	—		1,029
	296,493	(35,293)		261,200

Expenses:
Property operating costs	125,715	(20,957)	(c)	104,758
Depreciation	72,271	(11,806)	(d)	60,465
Amortization	29,625	(1,779)	(e)	27,846
Impairment loss on real estate asset	5,354	—		5,354
General and administrative	14,490	(1)		14,489
	247,455	(34,543)		212,912
Real estate operating income	49,038	(750)		48,288
Other income (expense):
Interest expense	(37,188)	—		(37,188)
Other income/(expense)	415	—		415
Equity in income of unconsolidated joint ventures	283	—		283
	(36,490)	—		(36,490)
Income from continuing operations	$12,548	$(750)		$11,798
Gain on sale of real estate assets(f)	$36,684	$—		$36,684

Per share information – basic and diluted:
Income from continuing operations and gain on sale of real estate assets	$0.32			$0.31
Weighted-average common shares outstanding – basic	153,947			153,947
Weighted-average common shares outstanding – diluted	154,174			154,174

(a)	Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the six months ended June 30, 2015.

(b)	Rental income for the Aon Center building is recognized on a straight-line basis.

(c)	Removal of Aon Center operating expenses and related tenant reimbursements.

(d)	Depreciation expense for the Aon Center building is recognized on a straight-line basis using a 40-year life for building assets and using the respective lease terms for tenant allowance assets.

(e)	Amortization expense for the Aon Center building is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.

(f)
Represents the gain on sale of the 3900 Dallas Parkway building, the 5601 Headquarters Drive building, the River Corporate Center building, and the Copper Ridge Center building sold during the six months ended June 30, 2015.

Piedmont Office Realty Trust, Inc.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(Unaudited)
(in thousands, except of share and per share amounts)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$454,635	$(41,892)	(b)	$412,743
Tenant reimbursements	109,548	(27,901)	(c)	81,647
Property management fee revenue	2,069	—		2,069
	566,252	(69,793)		496,459

Expenses:
Property operating costs	239,436	(41,126)	(c)	198,310
Depreciation	138,596	(22,364)	(d)	116,232
Amortization	56,579	(3,371)	(e)	53,208
General and administrative	23,820	(2)		23,818
	458,431	(66,863)		391,568
Real estate operating income	107,821	(2,930)		104,891
Other income (expense):
Interest expense	(74,446)	941	(f)	(73,505)
Other income/(expense)	62	—		62
Net recoveries from casualty events and litigation settlements	6,992	—		6,992
Equity in loss of unconsolidated joint ventures	(350)	—		(350)
	(67,742)	941		(66,801)
Income from continuing operations	$40,079	$(1,989)		$38,090
Gain on sale of real estate assets(g)	$1,132	$—		$1,132

Per share information – basic and diluted:
Income from continuing operations and gain on sale of real estate assets	$0.27			$0.25
Weighted-average common shares outstanding – basic	154,452			154,452
Weighted-average common shares outstanding – diluted	154,585			154,585

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2014.

(b)	Rental income for the Aon Center building is recognized on a straight-line basis.

(c)	Removal of the Aon Center building's operating expenses and related tenant reimbursements.

(d)	Depreciation expense for the Aon Center building is recognized on a straight-line basis using a 40-year life for building assets and using the respective lease terms for tenant allowance assets.

(e)	Amortization expense for the Aon Center building is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.

(f)	Interest expense recognized on $225 million of mortgage debt secured by Aon Center, which was repaid in January 2014.

(g)	Represents the gain on sale of the 2020 W. 89th Street building.

F-4